FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549





                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      DATE OF REPORT:  NOVEMBER 30, 2001
                       (Date of earliest event reported)


                          KIMBERLY-CLARK CORPORATION
            (Exact name of registrant as specified in its charter)


     DELAWARE                           1-225                  39-0394230

     (State or other jurisdiction   (Commission File        (IRS Employer
        of incorporation)              Number)               Identification No.)


          P.O. BOX 619100, DALLAS, TEXAS                            75261-9100
          (Address of principal executive offices)                  (Zip Code)


                                (972) 281-1200
             (Registrant's telephone number, including area code)

Item  9. Regulation FD Disclosure
---------------------------------

Attached hereto as Exhibit 99 is a the text of a conference call webcasted on November 30, 2001 regarding Kimberly-Clark Corporation's business outlook for 2002.


                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KIMBERLY-CLARK CORPORATION


Date: November 30, 2001                      By: /s/ John W. Donehower
                                                 -----------------------------
                                             John W. Donehower
                                             Senior Vice President and
                                             Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------

(99) Text of a conference call webcasted on November 30, 2001 regarding Kimberly-Clark Corporation's business outlook for 2002.